Investments	12 Months Ended
Jun. 30, 2011
Investments [Abstract]
Investments
4.	Investments

The Group's investments are classified into:

	As of June 30,
	2010	2011	2011
	RMB	RMB	US$
Current:
Trading investments (at fair value) (Level 1)	5,493,179	—	—
Held-to-maturity investment (at cost less impairment)	—	50,003,441	7,736,279

	5,493,179	50,003,441	7,736,279

Non-current:
Available-for-sale investment (at fair value) (Level 3)	23,048,725	10,525,471	1,628,448
Investment (at cost less impairment)	6,827,229	2,417,729	374,058

	29,875,954	12,943,200	2,002,506

(Loss) gain on trading investments has been included in investment income in the consolidated statements of income and is consisted of the following:

	Years ended June 30,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Realized gain	399,408	—	(653,861)	(101,162)
Unrealized (loss) gain	(1,828,258)	868,255	—	—

Total	(1,428,850)	868,255	(653,861)	(101,162)

As of June 30, 2011, the Group's held-to-maturity investments represent investments in unlisted investment fund which have maturities of three months or less from the date of purchase and measured at cost less any identified impairment.

As of June 30, 2011, the Group's available-for-sale investment at fair value represents investment in Series A Preferred Stock of Franklin and the estimation of fair value is determined by using a combination of income and market approach. Under the income approach, it uses cash flow projections based on the forecast covering a five-year period and a terminal value at the end of the fifth year with a discount rate of 19% determined based on the weighted average cost of capital. Cash flow projections during the budget period for the investment are based on the expected gross margins during the budget period. Budgeted gross margins were determined based on past performance and the management's expectations for the market development.

The market approach is performed by utilizing the trading multiples including the market value of invested capital over sales and market value of invested capital over gross profit as at June 30, 2011.

The fair value of available-for-sale was determined using the midpoint of the values from the two approaches above after applying 19% marketability discount based on restricted stock studies having considered the size and profitability of the investment. There has been no transfer between Level 1 and Level 2.

Available-for-sale investment
RMB
Balance as at July 1, 2009	—
Additions during the year	13,653,471
Unrealized gain (note)	9,395,254

Balance as at June 30, 2010 and July 1, 2010	23,048,725
Unrealized loss (note)	(12,523,254)

Balance as at June 30, 2011	10,525,471

Balance as at June 30, 2011 (US$)	1,628,448

Note:	Unrealized gain (loss) on available-for-sale investment at fair value has been included in the accumulated other comprehensive income in the consolidated statements of shareholders' equity and comprehensive income.

As of June 30, 2011, the Group's investment at cost less impairment represents investment in Series B Preferred Stock of Franklin. The Company estimates the fair value of the investment in Series B Preferred Stock of Franklin by utilizing income approach through the application of option-pricing method. The valuation technique is based on a number of estimates and assumptions, including the appropriate discount rates, volatility and dividend yield. For the year ended June 30, 2011, the Group recorded an impairment loss of RMB4,409,508 (US$682,217) on investment in Series B Preferred Stock of Franklin, because the cost of investment was less than the fair value.